UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York	10019-6028
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2015

Item 1.  Reports to Stockholders.

Asset Allocation

February 28, 2015

UBS U.S. Allocation Fund

Semiannual Report

UBS U.S. Allocation Fund

April 17, 2015

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the "Fund") for the six months ended February 28, 2015.

Performance

Over the six months ended February 28, 2015, the Fund's Class A shares returned 4.75% before deducting the maximum sales charge, and -1.01% after deducting the maximum sales charge. During the same period, the Fund's benchmark, the S&P 500 Index, which tracks large cap US equities, returned 6.12%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the "Index"),1 which returned 4.62% during the period. (Returns for all share classes over various time periods and descriptions of the indexes are shown in "Performance at a glance" on page 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

US gross domestic product ("GDP") growth accelerated to a 5.0% seasonally-adjusted annualized rate during the third quarter of 2014, the highest rate since the third quarter of 2003. On March 27, 2015, after the reporting period had ended, the Commerce Department reported that fourth-quarter GDP growth was 2.2%.2

The US Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the six-month reporting period. The central bank continued to hold the federal funds rate at a historically low range between 0% and 0.25% during the period. The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis, and it influences the level of all other short-term interest rates. However, at its meeting that ended on March 18, 2015, after the reporting period had ended, the Fed said that it "...anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term." This followed the conclusion of the Fed's asset purchase program, called quantitative easing or QE in October 2014. At the meeting of the Federal Open Market Committee ("FOMC") that month, the Fed said it had concluded QE, having pared back its asset purchases—at one point as high as $85 billion per month—gradually over a period of months beginning in January 2013.

The US equity market was highly resilient and generated solid results during the reporting period. While there were several setbacks, they were overshadowed by periods of strong investor risk appetite, corporate profits that were solid overall and accommodative central banks. All told, the US stock market, as measured by the S&P 500 Index,

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital

appreciation and current income

Portfolio Managers:

Portfolio Management Team,

including Curt Custard and

Andreas Koester

UBS Global Asset Management

(Americas) Inc.

Commencement:

Class A—May 10, 1993

Class C—July 22, 1992

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

2  Based on the Commerce Department's third estimate announced on March 27, 2015, after the reporting period had ended.

UBS U.S. Allocation Fund

gained 6.12% for the six months ended February 28, 2015. In contrast, international equities produced poor results, as they were dragged down by moderating growth overseas, fears of deflation and several geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 1.26% during the period. Emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 declined 8.30% over the same period.

Turning to the fixed income market, concerns about global growth, sharply falling oil prices and geopolitical concerns triggered several flights to quality during the six months ended February 28, 2015. Against this backdrop, the yield on the 10-year Treasury fell from 2.35% to 1.99%, and the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 2.25%. Certain riskier fixed income securities generated weak results during the period. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 declined 0.12% during the period.

Portfolio commentary

What worked

Overall, asset allocation modestly contributed to performance during the reporting period, largely driven by the Fund's overweight equity position.7

— We tactically adjusted the portfolio during the six-month period given the changing economic and market environment. We began the reporting period overweight equities versus the Index, with a 67.5% allocation, while we were underweight fixed income, with a 22% allocation to US investment grade bonds. Elsewhere, we had a 3% allocation to US high yield bonds and a 7.5% cash position.

— At the end of the reporting period, the Fund was allocated as follows: US equities—66.0%; US investment grade bonds—23%; US high yield bonds—5%; cash—6.0%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

— From a strategy perspective, we maintained an overweight equity exposure. That said, we tactically adjusted this allocation when the market rallied sharply and added to our allocation during periods of weakness. Overall, we felt that equities were neutral to overvalued, but that they could generate positive results given continued accommodative monetary policy and overall solid investor demand.

— Throughout the period under review, we maintained an underweight to US fixed income, as we found the asset class to be extremely overvalued. We began the reporting period with an underweight to high yield, as valuations

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Allocations include derivative exposure.

UBS U.S. Allocation Fund

had become less attractive and we were concerned about liquidity if the high yield market sold off. We adjusted this allocation over the six-month period and moved back to a neutral position in February 2015.

•  In the US Equity Research portion of the Fund, sector positioning was beneficial for results. An underweight to energy and an overweight to consumer discretionary were the largest contributors to relative performance.

•  In the US equity research portion of the Fund, stock selection, overall, contributed to performance. Holdings in the health care and information technology sectors added the most value.

  – Pacific DataVision, Inc. is a relatively new company in the telecommunication services sector. Its senior management has a proven track record of developing enterprise solutions over wireless networks. Pacific Datavision recently purchased part of Sprint's wireless spectrum, the value of which could potentially be many multiples of the acquisition price if certain regulatory approvals are obtained. Pacific Datavision's shares moved sharply higher during the reporting period, primarily as a result of the company's successful initial public offering (IPO) in February 2015.

  – Hospira, Inc. provides injectable drugs and infusion technologies, which we believe are undervalued by the market and have major barriers to entry. The management team is focused on raising prices to boost margins and is looking to build a pipeline through international market development. The company's shares rallied over the period, partially driven by Pfizer's February 2015 announcement of a planned acquisition of Hospira at a significant premium.

  – Chimerix, Inc. is a development stage biotechnology company advancing an antiviral treatment for double stranded DNA viruses. The treatment's first indication is to treat cytomegalovirus in adult stem cell transplant patients, with data coming mid-2015 and a handful of additional indications expected to follow. We believe the drug has greater market potential than Wall Street is recognizing. The company's shares were up significantly during the period on positive clinical data.

•  Sector positioning was positive for performance in the US growth equity portion of the Fund. In particular, an underweight to energy and an overweight to consumer discretionary were the largest contributors to relative performance.

•  While stock selection in the US growth equity portion of the Fund generally detracted from performance, specifically in the industrials and health care sectors (see "What didn't work"), this was partially offset by positive stock selection in the information technology and financials sectors.

  – Visa, Inc. is a multinational financial services company. Investor sentiment for the company was strong, as Visa released results that exceeded expectations and it raised guidance for 2015. The company has benefited from an improving backdrop for consumer spending. Visa also increased its pricing during the reporting period, which is expected to drive results going forward.

  – International Business Machines Corp. ("IBM") is a multinational technology and consulting company. The US growth equity portion of the Fund benefited from not owning shares of IBM, as the company performed poorly relative to the benchmark during the reporting period. This was driven by disappointing results from its hardware, software and services business units.

UBS U.S. Allocation Fund

  – Starbucks Corp. is a global coffee company and coffeehouse chain. Its shares rallied as Starbucks reported strong results and increased store traffic. The company also experienced robust gift card sales during the holiday season and, in our view, has a strong management team.

•  Yield curve positioning was additive for performance. In particular, we maintained a yield curve flattener position. This was beneficial for performance, as the curve did flatten over the period (when the yield curve flattens, the difference in yields between long-term bonds and short-term bonds decreases, either as a result of longer-term bond yields declining or shorter-term bond yields increasing).

•  The Fund's high yield exposure contributed to performance during the 12-month period. The Fund benefited from its overall underweight exposure to high yield corporate bonds. The sector also delivered negative excess returns versus comparable duration Treasuries.

•  The use of equity futures enhanced the Fund's results. These derivate instruments, which were utilized to manage the Fund's equity exposure, contributed to performance.

What didn't work

•  As previously mentioned, stock selection detracted from performance in the US growth equity portion of the Fund, with our holdings in the industrials and health care sectors being the largest detractors.

  – Halliburton Company, one of the world's largest oil field services companies, generated weak results during the reporting period, as it was negatively impacted by declining oil prices. While we continue to like the company's underlying fundamentals, the team that manages the US growth equity portion of the Fund eliminated its position in the stock given concerns about declining exploration and production spending levels.

  – Las Vegas Sands Corp. is a casino and resort operating company. Its shares were negatively impacted by slower revenue growth from its casino operations in Macau. This was partially driven by an ongoing anti-corruption crackdown in the region. However, we continue to be positive about the company's long-term business prospects, as the region evolves into a gaming and entertainment destination with wide appeal.

  – Precision Castparts Corp. is an industrial goods and metal fabrication company that manufactures investment castings, forged components and airfoil castings for use in the aerospace and defense industries. Its shares declined as the company reduced 2015 guidance due to customer shortfalls, the impact of an outage at one of its plants and other issues. We subsequently sold the stock from the US growth equity portion of the Fund as we have lower confidence in the company's guidance being achieved.

•  In the US growth equity portion of the Fund, underweights to consumer staples and industrials detracted from relative results.

•  In the US equity research portion of the Fund, stock selection in the consumer discretionary and energy sectors detracted from results.

  – Halliburton Company, as mentioned above, is one of the world's largest oil field services companies and performed poorly given sharply falling oil prices. The decline in oil prices is creating both opportunity and heightened risk within the markets. The team that manages the US equity research portion of the Fund focuses on company fundamentals, and they believe Halliburton will benefit relative to peers as the market for shale and tight sands services becomes increasingly driven by technical expertise and data aggregation. Therefore, in

UBS U.S. Allocation Fund

contrast to the team that manages the US growth equity portion of the Fund, the team that manages the US equity research portion has decided to continue to hold this stock.

  – McDermott International is an international engineering, procurement, construction and installation company. The company reported significant operating losses and projects operating losses to continue in the near term given the current environment for companies in the oil and gas industry. However, McDermott's new management team has expertise in subsea, deepwater and North American projects and we believe they will execute on the company's turnaround plan.

  – Hertz Global Holdings, Inc. is an American car rental company with international locations in 145 countries. Its shares declined as the company struggled with accounting issues and board changes in August and September 2014. In light of recent consolidation within the rental car industry, we believe Hertz can realize cost efficiencies and better buying and selling of car inventory. This, in turn, should lead to margin improvement over the long run.

•  In the US equity research portion of the Fund, an underweight to consumer staples and an overweight to materials detracted from relative performance.

•  The Fund's strategic cash overweight detracted from relative performance during the six month reporting period.

•  Certain fixed income derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. US Treasury futures were used to adjust the Fund's duration positioning. Our use of fixed income derivatives did not meaningfully impact performance during the reporting period.

Outlook

We believe the US economy will continue to expand in 2015, albeit at a relatively modest pace. Given the improvement in the labor market and overall US economy, we expect the Fed to slowly begin to transition from its ultra-accommodative monetary policy in 2015, perhaps during the second half of the year. However, we think the Fed will take a measured approach to rate hikes given benign inflation and slack in the global economy.

We view US equities as being fairly valued to somewhat overvalued and investment grade fixed income as significantly overvalued. Elsewhere, we believe that high yield is near our estimate of fair value. Against this backdrop, we expect to tactically adjust the Fund's equity position, especially in light of the six-year equity bull market. From a fixed income perspective, we anticipate maintaining our yield curve flattener position given the relative steepness of the US Treasury yield curve.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Lead Portfolio Manager UBS U.S. Allocation Fund Head of Asset Allocation UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2015. The views and opinions in the letter were current as of April 17, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 02/28/2015	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.75%	10.28%	11.86%	5.97%
Class C2	4.34	9.45	11.01	5.18
Class P3	4.88	10.56	12.17	6.31
After deducting maximum sales charge
Class A1	(1.01)	4.23	10.59	5.37
Class C2	3.34	8.45	11.01	5.18
S&P 500 Index[4]	6.12	15.51	16.18	7.99
UBS U.S. Allocation Fund Index[5]	4.62	10.85	12.50	7.51
Lipper Flexible Portfolio Funds median	0.17	4.07	8.38	5.83

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 03/31/2015	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.17%	9.73%	10.77%	5.99%
Class C2	5.76	8.89	9.94	5.19
Class P3	6.30	10.02	11.09	6.33
After deducting maximum sales charge
Class A1	0.32	3.70	9.53	5.39
Class C2	4.76	7.89	9.94	5.19

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2014 prospectuses, were as follows: Class A—1.00% and 1.00%; Class C—1.75% and 1.75%; and Class P—0.72% and 0.72%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written agreement, separate from UBS Global AM's investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2014, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2015 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015, there will be a reduction in the redemption holding period from 90 days to 30 days. Shares that an investor

UBS U.S. Allocation Fund

holds or purchases prior to implementation of this new holding period are subject to preexisting terms for the holding period as outlined in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 to February 28, 2015.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higer.

		Beginning account value September 1, 2014	Ending account value February 28, 2015	Expenses paid during period[1] 09/01/14 to 02/28/15	Expense ratio during the period
Class A	Actual	$1,000.00	$1,047.50	$5.03	0.99%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99
Class C	Actual	1,000.00	1,043.40	8.87	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class P	Actual	1,000.00	1,048.80	3.61	0.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.56	0.71

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/28/15	08/31/14	02/28/14
Net assets (mm)	$277.6	$274.8	$271.8
Number of securities	411	380	523
Portfolio composition[1]	02/28/15	08/31/14	02/28/14
Stocks & investment company	49.0%	36.0%	33.9%
Bonds and notes	22.7	21.7	25.6
Futures	1.3	0.7	1.5
Swaps	0.0[2]	—	0.0[2]
Cash equivalents and other assets less liabilities	27.0%	41.6	39.0
Total	100.0%	100.0%	100.0%

Top five equity sectors[1]	02/28/15		08/31/14		02/28/14
Information technology	12.6%	Information technology	8.2%	Information technology	7.8%
Consumer discretionary	10.8	Consumer discretionary	7.0	Consumer discretionary	6.1
Health care	7.4	Health care	5.1	Industrials	4.7
Industrials	4.6	Financials	4.8	Health care	4.5
Financials	4.4	Industrials	3.6	Financials	4.0
Total	39.8%	Total	28.7%		27.1%
Top ten equity securities[1]	02/28/15		08/31/14		02/28/14
Apple, Inc.	3.2%	Apple, Inc.	1.9%	Apple, Inc.	1.5%
Amazon.com, Inc.	1.4	Amazon.com, Inc.	1.0	Amazon.com, Inc.	0.9
Facebook, Inc., Class A	1.2	Halliburton Co.	0.8	Danaher Corp.	0.8
Starbucks Corp.	1.1	Gilead Sciences, Inc.	0.8	Google, Inc., Class A	0.8
Salesforce.com, Inc.	1.0	Danaher Corp.	0.7	Mondelez International, Inc., Class A	0.7
Nike, Inc., Class B	1.0	Visa, Inc., Class A	0.6	Gilead Sciences, Inc.	0.6
The Home Depot, Inc.	1.0	Citigroup, Inc.	0.6	Hertz Global Holdings, Inc.	0.5
Google, Inc., Class A	0.9	Morgan Stanley	0.5	Citigroup, Inc.	0.5
Visa, Inc., Class A	0.9	JPMorgan Chase & Co.	0.5	Viacom, Inc., Class B	0.5
Celgene Corp.	0.8	The Home Depot, Inc.	0.5	JPMorgan Chase & Co.	0.5
Total	12.5%	Total	7.9%		7.3%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Long-term fixed income sector allocation[1]	02/28/15	08/31/14	02/28/14
Corporate bonds	8.5%	7.5%	13.6%
US government obligations	6.1	5.0	3.6
Mortgage & agency debt securities	5.4	6.9	6.5
Commercial mortgage-backed securities	1.5	1.3	1.1
Asset-backed securities	0.6	0.4	0.2
Municipal bonds and notes	0.3	0.3	0.3
Non-US government obligations	0.3	0.2	0.1
Collateralized mortgage obligations	0.0	0.1	0.2
Total	22.7%	21.7%	25.6%

Top ten fixed income securities[1]	02/28/15		08/31/14		02/28/14
US Treasury Notes, 0.089%, due 04/30/16	2.3%	US Treasury Notes, 0.250%, due 02/28/15	1.7%	FNMA Certificate, 3.500%, TBA	1.1%
FNMA Certificate, 3.500%, due 12/01/99	1.1	US Treasury Notes, 0.099%, due 04/30/16	1.5	FNMA Certificate, 4.000%, TBA	0.9
US Treasury Bonds, 3.000%, due 11/15/44	0.8	FNMA Certificate, 3.500%, TBA	1.2	US Treasury Notes, 0.250%, due 05/31/15	0.7
FNMA Certificate, 3.000%, due 12/01/99	0.8	FNMA Certificate, 4.000%, TBA	1.2	US Treasury Notes, 0.250%, due 11/30/14	0.5
US Treasury Inflation Index Notes (TIPS), 0.125%, due 04/15/19	0.7	FNMA Certificate, 4.500%, TBA	0.6	GNMA Certificates I, 4.000%, TBA	0.5
US Treasury Notes, 1.500%, due 11/30/19	0.6	US Treasury Notes, 2.500%, due 05/15/24	0.6	US Treasury Notes, 0.250%, due 02/28/15	0.5
US Treasury Notes, 0.625%, due 12/31/16	0.5	GNMA Certificates II, 4.000%, TBA	0.4	GNMA Certificates II, 4.000%, TBA	0.4
FNMA Certificate, 4.000%, due 12/01/99	0.5	GNMA Certificates II, 4.500%, TBA	0.4	FNMA Certificate, 5.000%, TBA	0.4
US Treasury Notes, 1.875%, due 11/30/21	0.5	FNMA Certificate, 3.000%, TBA	0.4	US Treasury Notes, 0.125%, due 12/31/14	0.4
FNMA Certificate, 5.000%, due 12/01/99	0.5	GNMA Certificates II, 3.500%, TBA	0.4	GNMA Certificates II, 4.500%, TBA	0.3
Total	8.3%	Total	8.4%		5.7%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Shares	Value
Common stocks—45.05%
Aerospace & defense—0.45%
Precision Castparts Corp.	4,750	$1,027,425
The Boeing Co.	1,470	221,750
		1,249,175
Airlines—0.38%
Delta Air Lines, Inc.	23,400	1,041,768
Auto components—0.44%
BorgWarner, Inc.	19,700	1,210,762
Automobiles—0.33%
General Motors Co.	24,720	922,303
Banks—0.28%
U.S. Bancorp	12,940	577,253
Wells Fargo & Co.	3,530	193,409
		770,662
Beverages—0.30%
PepsiCo, Inc.	8,510	842,320
Biotechnology—2.69%
Acorda Therapeutics, Inc.*	11,730	396,943
Alnylam Pharmaceuticals, Inc.*	6,320	641,669
Bluebird Bio, Inc.*	1,810	172,529
Celgene Corp.*	18,660	2,267,750
Gilead Sciences, Inc.*,1	20,400	2,112,012
Lexicon Pharmaceuticals, Inc.*,1	213,510	200,699
MacroGenics, Inc.*	1,440	49,781
Regeneron Pharmaceuticals, Inc.*	2,970	1,229,105
Regulus Therapeutics, Inc.*	4,580	84,822
Vertex Pharmaceuticals, Inc.*	2,700	322,461
		7,477,771
Capital markets—0.84%
Affiliated Managers Group, Inc.*	6,200	1,341,804
Invesco Ltd.	9,340	376,122
Morgan Stanley	16,910	605,209
		2,323,135
Chemicals—1.28%
Ecolab, Inc.	5,500	635,470
Monsanto Co.	4,730	569,634
Praxair, Inc.[1]	6,680	854,372
The Sherwin-Williams Co.[1]	5,200	1,483,040
		3,542,516
Construction materials—0.13%
Martin Marietta Materials, Inc.	2,510	357,248
Consumer finance—0.30%
American Express Co.	5,050	412,030
Capital One Financial Corp.	5,200	409,292
		821,322
Diversified financial services—1.79%
Citigroup, Inc.	18,967	994,250
Intercontinental Exchange, Inc.	6,900	1,623,984
JPMorgan Chase & Co.	16,070	984,770
	Shares	Value
Common stocks—(continued)
Diversified financial services—(concluded)
McGraw Hill Financial, Inc.	13,200	$1,360,920
		4,963,924
Electric utilities—0.23%
NextEra Energy, Inc.	6,240	645,590
Electrical equipment—0.47%
AMETEK, Inc.	24,600	1,307,244
Electronic equipment, instruments & components—0.12%
Jabil Circuit, Inc.	15,680	344,490
Energy equipment & services—0.75%
Halliburton Co.	7,420	318,615
McDermott International, Inc.*,1	85,850	214,625
Noble Corp. PLC[1]	16,830	280,051
Schlumberger Ltd.	15,200	1,279,232
		2,092,523
Food & staples retailing—0.21%
Rite Aid Corp.*,1	42,710	340,826
Walgreens Boots Alliance, Inc.	3,020	250,901
		591,727
Food products—0.73%
Mondelez International, Inc., Class A	21,670	800,381
The Hain Celestial Group, Inc.*	19,800	1,238,094
		2,038,475
Health care equipment & supplies—0.94%
Intuitive Surgical, Inc.*	2,350	1,175,000
Zimmer Holdings, Inc.	11,850	1,426,621
		2,601,621
Health care providers & services—1.33%
Catamaran Corp.*	17,150	856,643
Envision Healthcare Holdings, Inc.*	8,670	317,495
Express Scripts Holding Co.*	19,930	1,689,865
Laboratory Corp. of America Holdings*	2,780	342,023
UnitedHealth Group, Inc.	4,190	476,110
		3,682,136
Hotels, restaurants & leisure—2.09%
Las Vegas Sands Corp.[1]	34,500	1,963,050
Starbucks Corp.	31,850	2,977,497
Yum! Brands, Inc.	10,740	871,122
		5,811,669
Industrial conglomerates—1.11%
Danaher Corp.	24,380	2,127,887
General Electric Co.	36,480	948,115
		3,076,002
Insurance—0.72%
ACE Ltd.	3,580	408,156
Aon PLC	4,350	436,566
Lincoln National Corp.	11,750	677,270
MetLife, Inc.	9,660	491,018
		2,013,010

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Shares	Value
Common stocks—(continued)
Internet & catalog retail—2.12%
Amazon.com, Inc.*	9,870	$3,752,179
The Priceline Group, Inc.*	1,730	2,140,841
		5,893,020
Internet software & services—3.63%
Facebook, Inc., Class A*	42,280	3,338,851
Google, Inc., Class A*	4,430	2,492,451
Google, Inc., Class C*	3,220	1,798,048
LinkedIn Corp., Class A*	5,300	1,416,160
Yelp, Inc.*,1	21,700	1,041,600
		10,087,110
IT services—1.43%
MasterCard, Inc., Class A	14,800	1,333,924
ServiceSource International, Inc.*,1	45,050	167,586
Visa, Inc., Class A	9,060	2,458,069
		3,959,579
Life sciences tools & services—0.77%
Bio-Rad Laboratories, Inc., Class A*	2,390	303,960
Thermo Fisher Scientific, Inc.	14,100	1,833,000
		2,136,960
Machinery—0.74%
Colfax Corp.*,1	7,260	382,457
Cummins, Inc.	6,300	896,049
Joy Global, Inc.	7,350	325,752
Parker-Hannifin Corp.	3,650	447,818
		2,052,076
Media—1.21%
CBS Corp., Class B	7,700	455,070
The Walt Disney Co.[1]	7,820	813,906
Time Warner Cable, Inc.	5,150	793,357
Viacom, Inc., Class B	18,400	1,286,896
		3,349,229
Multiline retail—0.26%
Macy's, Inc.	11,200	713,664
Oil, gas & consumable fuels—0.99%
Approach Resources, Inc.*	18,400	142,232
Chevron Corp.	5,000	533,400
Cobalt International Energy, Inc.*	37,700	386,048
EOG Resources, Inc.	5,150	462,058
Gulfport Energy Corp.*	3,000	137,430
Laredo Petroleum, Inc.*	16,700	199,231
Oasis Petroleum, Inc.*	8,600	123,238
PDC Energy, Inc.*	8,180	422,742
SM Energy Co.	6,900	334,788
		2,741,167
Personal products—0.57%
The Estee Lauder Cos., Inc., Class A	19,100	1,578,997
Pharmaceuticals—1.70%
AbbVie, Inc.	18,100	1,095,050
Actavis PLC*,1	1,275	371,484
	Shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Chimerix, Inc.*,1	20,330	$822,958
Eli Lilly & Co.	7,070	496,102
Hospira, Inc.*	9,300	814,122
Impax Laboratories, Inc.*,1	12,550	505,640
Salix Pharmaceuticals Ltd.*	2,350	369,420
Teva Pharmaceutical Industries Ltd., ADR	4,410	251,458
		4,726,234
Real estate investment trusts—0.47%
Digital Realty Trust, Inc.	11,010	730,844
Simon Property Group, Inc.	3,050	580,598
		1,311,442
Road & rail—0.87%
Canadian Pacific Railway Ltd.	6,885	1,291,764
Hertz Global Holdings, Inc.*	25,910	597,744
Norfolk Southern Corp.	4,720	515,235
		2,404,743
Semiconductors & semiconductor equipment—1.58%
Altera Corp.	49,550	1,833,845
Applied Materials, Inc.[1]	16,010	401,050
Broadcom Corp., Class A	8,350	377,671
Freescale Semiconductor Ltd.*,1	9,470	341,962
Mellanox Technologies Ltd.*	7,030	334,909
Micron Technology, Inc.*,1	13,290	407,604
NXP Semiconductors NV*	4,080	346,372
Silicon Laboratories, Inc.*	6,850	346,884
		4,390,297
Software—2.53%
Check Point Software Technologies Ltd.*,1	10,250	855,772
Salesforce.com, Inc.*	40,740	2,826,541
ServiceNow, Inc.*	19,000	1,448,940
Symantec Corp.	28,610	719,828
VMware, Inc., Class A*	13,700	1,165,459
		7,016,540
Specialty retail—1.79%
Best Buy Co., Inc.[1]	9,010	343,281
The Home Depot, Inc.	23,200	2,662,200
The TJX Cos., Inc.	28,750	1,973,400
		4,978,881
Technology hardware, storage & peripherals—3.28%
Apple, Inc.	68,210	8,762,257
NetApp, Inc.	8,920	344,758
		9,107,015
Telecom carrier—0.30%
Pacific DataVision, Inc.*	15,330	827,820
Textiles, apparel & luxury goods—2.02%
Michael Kors Holdings Ltd.*	19,400	1,307,754
Nike, Inc., Class B	28,300	2,748,496
Ralph Lauren Corp.[1]	11,350	1,559,603
		5,615,853

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Shares	Value
Common stocks—(concluded)
Tobacco—0.28%
Philip Morris International, Inc.	9,470	$785,631
Trading companies & distributors—0.60%
United Rentals, Inc.*,1	17,850	1,661,121
Total common stocks (cost—$108,104,189)		125,064,772
Investment company—3.98%
iShares iBoxx $ Investment Grade Corporate Bond ETF (cost—$10,994,228)	90,700	11,047,260
Preferred stock—0.00%[2]
Consumer finance—0.00%[2]
Ally Financial, Inc.[3,4,5] (cost—$98)	5	5,013
	Face amount
US government obligations—6.11%
US Treasury Bonds 3.000%, due 11/15/44	$2,150,000	2,328,046
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/45	199,402	203,001
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/19	1,879,331	1,908,842
0.125%, due 07/15/24	544,011	544,435
US Treasury Notes 0.089%, due 04/30/16[6]	6,500,000	6,500,689
0.625%, due 12/31/16	1,500,000	1,501,641
0.875%, due 01/15/18	575,000	573,338
1.500%, due 11/30/19	1,625,000	1,626,269
1.500%, due 01/31/22	225,000	220,377
1.875%, due 11/30/21	1,375,000	1,380,908
2.250%, due 11/15/24	175,000	178,692
Total US government obligations (cost—$16,959,929)		16,966,238
Mortgage & agency debt securities—5.40%
Federal Home Loan Mortgage Corporation Certificates,** 5.000%, due 03/01/38	67,393	74,560
5.000%, due 11/01/38	7,263	8,018
5.500%, due 05/01/37	356,756	401,807
5.500%, due 08/01/40	48,568	54,897
6.500%, due 08/01/28	124,665	144,965
3.000% TBA	675,000	687,445
3.500% TBA	625,000	661,275
Federal National Mortgage Association Certificates,** 3.000%, due 03/01/27	128,782	135,200
3.000%, due 08/01/27	194,443	204,275
3.000%, due 09/01/27	167,732	176,184
4.000%, due 12/01/39	192,467	205,935
4.000%, due 02/01/41	98,045	105,219
4.500%, due 09/01/37	519,334	569,335
5.000%, due 10/01/39	35,863	39,767
5.000%, due 05/01/40	44,296	49,450
	Face amount	Value
Mortgage & agency debt securities—(concluded)
5.500%, due 08/01/39	$151,560	$170,950
7.000%, due 08/01/32	234,450	284,959
7.500%, due 02/01/33	4,085	4,659
3.000% TBA	2,050,000	2,088,286
3.500% TBA	2,900,000	3,039,279
4.000% TBA	1,325,000	1,416,627
5.000% TBA	1,175,000	1,303,240
Government National Mortgage Association Certificates I, 4.000%, due 07/15/42	148,410	162,060
Government National Mortgage Association Certificates II, 6.000%, due 11/20/28	1,252	1,430
6.000%, due 02/20/29	2,957	3,458
6.000%, due 02/20/34	409,552	465,412
3.500% TBA	950,000	996,312
4.000% TBA	1,075,000	1,143,027
4.500% TBA	350,000	379,531
Total mortgage & agency debt securities (cost—$14,796,977)		14,977,562
Collateralized mortgage obligation—0.02%
First Horizon Mortgage Pass-Through Trust, Series 2004-FL1, Class 1A1, 0.441%, due 02/25/35[6] (cost—$72,757)	72,757	65,434
Asset-backed securities—0.63%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class D, 2.860%, due 12/09/19	225,000	225,971
Series 2014-1, Class B, 1.680%, due 07/08/19	100,000	100,109
Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	198,122
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	225,000	228,318
Series 2014-1, Class C, 2.840%, due 04/22/19	310,000	313,896
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	250,000	251,601
Santander Drive Auto Receivables Trust, Series 2012-4, Class D, 3.500%, due 06/15/18	150,000	153,417
Series 2014-1, Class C, 2.360%, due 04/15/20	285,000	286,710
Total asset-backed securities (cost—$1,756,556)		1,758,144
Commercial mortgage-backed securities—1.53%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class C, 2.323%, due 08/15/26[3,6]	250,000	250,313

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Commercial mortgage-backed securities—(continued)
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.172%, due 12/15/27[3,6]	$100,000	$100,101
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.906%, due 06/15/31[3,6]	150,000	149,246
COMM Mortgage Trust, Series 2014-CCRE19, Class C, 4.721%, due 08/10/47[6]	350,000	368,825
Series 2014-LC15, Class C, 4.944%, due 04/10/47[6]	250,000	271,680
Series 2014-LC17, Class C, 4.564%, due 10/10/47[6]	200,000	210,620
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[3]	225,000	231,186
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[3]	116,909	120,434
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/19[3,7]	250,000	248,814
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.073%, due 07/15/31[3,6]	300,000	299,692
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-JWRZ, Class D, 3.163%, due 04/15/30[3,8]	150,000	150,021
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.672%, due 07/15/31[3,6]	300,000	301,521
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class C, 4.562%, due 09/15/47[6]	300,000	310,663
MSBAM Trust, Series 2013-C10, Class C, 4.083%, due 07/15/46[6]	150,000	152,533
Series 2013-C7, Class B, 3.769%, due 02/15/46	50,000	51,813
Series 2013-C8, Class B, 3.674%, due 12/15/48[6]	250,000	256,402
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.906%, due 11/15/30[3,6]	175,000	174,906
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[6]	175,000	189,447
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863%, due 03/15/48[6]	200,000	209,225
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
Series 2014-C23, Class C, 3.849%, due 10/15/57[6]	$200,000	$200,711
Total commercial mortgage-backed securities (cost—$4,222,225)		4,248,153
Corporate bonds—8.47%
Aerospace & defense—0.03%
Huntington Ingalls Industries, Inc. 7.125%, due 03/15/21	75,000	80,824
Automobile OEM—0.14%
Ford Motor Co. 7.450%, due 07/16/31	186,000	259,798
General Motors Co. 6.250%, due 10/02/43	100,000	124,083
		383,881
Automotive parts—0.08%
Schaeffler Holding Finance BV 6.875%, due 08/15/18[3,9]	200,000	209,500
Banking-non-US—0.29%
Barclays Bank PLC 5.140%, due 10/14/20	110,000	122,132
Caixa Economica Federal 2.375%, due 11/06/17[3]	150,000	142,500
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	129,008
Lloyds TSB Bank PLC 6.500%, due 09/14/20[3]	205,000	240,728
RBS Capital Trust II 6.425%, due 01/03/34[5,6]	50,000	56,250
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	100,000	112,786
		803,404
Banking-US—0.61%
Bank of America Corp. 4.200%, due 08/26/24	130,000	134,611
Bank of America Corp. MTN 4.000%, due 01/22/25	150,000	151,686
CIT Group, Inc. 5.500%, due 02/15/19[3]	100,000	106,870
Citigroup, Inc. 5.500%, due 09/13/25	330,000	373,644
JPMorgan Chase & Co. 3.875%, due 09/10/24	130,000	132,630
Morgan Stanley 3.750%, due 02/25/23	75,000	78,331
4.350%, due 09/08/26	100,000	104,219
Synchrony Financial 4.250%, due 08/15/24	80,000	83,840
The Goldman Sachs Group, Inc. 5.750%, due 01/24/22	110,000	128,609
6.150%, due 04/01/18	175,000	196,704

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Wells Fargo Bank N.A. 5.950%, due 08/26/36	$160,000	$205,418
		1,696,562
Building materials—0.16%
Building Materials Corp. of America 5.375%, due 11/15/24[3]	100,000	103,000
Summit Materials LLC/ Summit Materials Finance Corp. 10.500%, due 01/31/20	50,000	55,188
USG Corp. 5.875%, due 11/01/21[3]	125,000	130,937
Vulcan Materials Co. 7.500%, due 06/15/21	125,000	150,000
		439,125
Cable—0.06%
Comcast Corp. 6.300%, due 11/15/17	60,000	68,030
6.950%, due 08/15/37	60,000	85,854
		153,884
Chemicals—0.18%
CF Industries, Inc. 5.150%, due 03/15/34	100,000	111,969
INEOS Group Holdings SA 6.125%, due 08/15/18[1,3]	200,000	203,000
LYB International Finance BV 4.875%, due 03/15/44	70,000	75,202
Valspar Corp. 4.200%, due 01/15/22	100,000	105,908
		496,079
Commercial services—0.11%
AECOM 5.875%, due 10/15/24[3]	100,000	106,250
The ADT Corp. 3.500%, due 07/15/22	120,000	110,100
6.250%, due 10/15/21[1]	75,000	81,188
		297,538
Consumer products—0.15%
Party City Holdings, Inc. 8.875%, due 08/01/20	100,000	109,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 8.250%, due 02/15/21[1,8]	200,000	210,500
Spectrum Brands, Inc. 6.625%, due 11/15/22	100,000	109,500
		429,250
Consumer services—0.08%
United Rentals North America, Inc. 6.125%, due 06/15/23	150,000	160,875
	Face amount	Value
Corporate bonds—(continued)
Consumer services—(concluded)
XLIT Ltd. 6.375%, due 11/15/24	$40,000	$48,194
		209,069
Diversified manufacturing—0.07%
Bombardier, Inc. 7.750%, due 03/15/20[3]	100,000	104,250
WESCO Distribution, Inc. 5.375%, due 12/15/21	100,000	101,375
		205,625
Electric-generation—0.14%
Calpine Corp. 6.000%, due 01/15/22[3]	125,000	136,312
NRG Energy, Inc. 6.250%, due 07/15/22	125,000	130,313
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	124,190
		390,815
Electric-integrated—0.28%
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	85,153
Duke Energy Corp. 3.750%, due 04/15/24	100,000	106,749
Dynegy Finance I, Inc./ Dynegy Finance II, Inc. 7.375%, due 11/01/22[3]	100,000	105,875
E.ON International Finance BV 5.800%, due 04/30/18[3]	80,000	89,286
Exelon Generation Co. LLC 2.950%, due 01/15/20	100,000	100,904
Northern States Power Co. 2.600%, due 05/15/23	50,000	50,344
PPL Capital Funding, Inc. 3.950%, due 03/15/24	50,000	53,911
Southern Power Co. 5.250%, due 07/15/43	60,000	70,515
Southwestern Electric Power Co. 3.550%, due 02/15/22	105,000	109,389
		772,126
Energy-exploration & production—0.27%
Continental Resources, Inc. 4.900%, due 06/01/44	90,000	82,819
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20	425,000	453,687
Midstates Petroleum Co., Inc./ Midstates Petroleum Co. LLC 10.750%, due 10/01/20[1]	150,000	95,250
Oasis Petroleum, Inc. 6.875%, due 03/15/22[1]	125,000	122,500
		754,256

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Energy-independent—0.25%
Anadarko Finance Co. Series B 7.500%, due 05/01/31	$80,000	$108,031
Anadarko Petroleum Corp. 6.200%, due 03/15/40	50,000	61,835
Chesapeake Energy Corp. 6.625%, due 08/15/20	125,000	135,938
Devon Energy Corp. 5.600%, due 07/15/41	80,000	95,108
Key Energy Services, Inc. 6.750%, due 03/01/21	75,000	50,109
Southwestern Energy Co. 4.050%, due 01/23/20	40,000	40,980
Talisman Energy, Inc. 3.750%, due 02/01/21	80,000	79,039
Ultra Petroleum Corp. 6.125%, due 10/01/24[1,3]	125,000	118,750
		689,790
Energy-integrated—0.03%
Total Capital International SA 3.750%, due 04/10/24	80,000	85,656
Energy-refining & marketing—0.09%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, due 04/15/21[3]	100,000	98,500
Valero Energy Corp. 6.625%, due 06/15/37	115,000	143,917
		242,417
Finance-diversified—0.08%
Bank of America Corp. 6.110%, due 01/29/37	100,000	121,986
Ventas Realty LP/Ventas Capital Corp. 2.700%, due 04/01/20	100,000	100,543
		222,529
Finance-non-captive diversified—0.09%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	99,500
General Electric Capital Corp. 6.750%, due 03/15/32	110,000	152,482
		251,982
Finance-other—0.24%
General Electric Capital Corp. MTN 4.650%, due 10/17/21	100,000	113,395
International Lease Finance Corp. 5.875%, due 04/01/19	200,000	220,000
Navient Corp. MTN 8.000%, due 03/25/20	100,000	116,375
Springleaf Finance Corp. 5.250%, due 12/15/19	125,000	127,500
SquareTwo Financial Corp. 11.625%, due 04/01/17[1]	100,000	94,250
		671,520
	Face amount	Value
Corporate bonds—(continued)
Food—0.02%
Kraft Foods Group, Inc. 5.000%, due 06/04/42	$50,000	$54,081
Food/beverage—0.28%
Agrokor D.D. 8.875%, due 02/01/20[3]	200,000	219,250
Anheuser-Busch InBev Worldwide, Inc. 2.500%, due 07/15/22	65,000	63,958
8.200%, due 01/15/39	60,000	93,011
Dean Foods Co. 6.500%, due 03/15/23[3]	50,000	50,219
Diamond Foods, Inc. 7.000%, due 03/15/19[3]	25,000	25,562
Mondelez International, Inc. 6.500%, due 02/09/40	85,000	117,858
The Kroger Co. 3.850%, due 08/01/23	110,000	116,709
Tyson Foods, Inc. 4.875%, due 08/15/34	80,000	89,712
		776,279
Gaming—0.16%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	50,000	52,250
Scientific Games International, Inc. 10.000%, due 12/01/22[3]	150,000	147,000
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[3]	100,000	112,500
Tunica-Biloxi Gaming Authority 9.000%, due 11/15/15[10]	15,000	9,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, due 03/15/22[1]	125,000	131,328
		452,078
Gas distributors—0.11%
Phillips 66 Partners LP 3.605%, due 02/15/25	70,000	70,535
Sempra Energy 4.050%, due 12/01/23	100,000	107,889
9.800%, due 02/15/19	90,000	115,842
		294,266
Gas pipelines—0.46%
El Paso Pipeline Partners Operating Co. LLC 5.000%, due 10/01/21	85,000	91,981
Energy Transfer Partners LP 5.200%, due 02/01/22	140,000	154,101
9.000%, due 04/15/19	140,000	170,698
Kinder Morgan Energy Partners LP 3.950%, due 09/01/22	145,000	148,477
6.500%, due 09/01/39	55,000	63,926
Kinder Morgan, Inc. 5.550%, due 06/01/45	80,000	85,882
7.000%, due 02/01/18	150,000	166,353

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[8]	$200,000	$204,750
The Williams Cos., Inc. 3.700%, due 01/15/23	120,000	112,169
Williams Partners LP 4.300%, due 03/04/24	90,000	92,837
		1,291,174
Health care—0.31%
CHS/Community Health Systems, Inc. 7.125%, due 07/15/20	200,000	213,750
ExamWorks Group, Inc. 9.000%, due 07/15/19	170,000	180,200
HCA, Inc. 7.500%, due 02/15/22	200,000	236,000
Omnicare, Inc. 4.750%, due 12/01/22	100,000	104,375
Tenet Healthcare Corp. 6.000%, due 10/01/20	125,000	135,937
		870,262
Home construction—0.08%
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[3]	100,000	104,250
Standard Pacific Corp. 8.375%, due 01/15/21	100,000	115,500
		219,750
Insurance-life—0.23%
CNA Financial Corp. 3.950%, due 05/15/24	100,000	103,378
Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	100,000	125,140
Lincoln National Corp. 7.000%, due 06/15/40	90,000	126,031
Principal Financial Group, Inc. 8.875%, due 05/15/19	110,000	138,322
Prudential Financial, Inc. MTN 6.625%, due 12/01/37	100,000	133,194
		626,065
Insurance-personal & casualty—0.03%
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[3,6]	50,000	77,000
Leisure—0.03%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	75,000	80,625
Lodging—0.15%
Host Hotels & Resorts LP 3.750%, due 10/15/23	110,000	110,932
Starwood Hotels & Resorts Worldwide, Inc. 4.500%, due 10/01/34	80,000	82,507
Wyndham Worldwide Corp. 5.625%, due 03/01/21	200,000	224,633
		418,072
	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—0.08%
21st Century Fox America, Inc. 5.400%, due 10/01/43	$25,000	$30,595
6.200%, due 12/15/34	45,000	58,091
iHeartCommunications, Inc. 14.000%, due 02/01/21[1,9]	51,629	42,723
Sirius XM Radio, Inc. 5.875%, due 10/01/20[3]	100,000	105,375
		236,784
Media-cable—0.40%
Altice SA 7.750%, due 05/15/22[3]	200,000	206,500
CCO Holdings LLC/ CCO Holdings Capital Corp. 6.500%, due 04/30/21	225,000	236,813
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 6.000%, due 08/15/40	160,000	180,438
Numericable-SFR 6.250%, due 05/15/24[3]	200,000	205,300
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	70,637
Time Warner Cable, Inc. 6.550%, due 05/01/37	40,000	48,257
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	80,000	106,489
Time Warner, Inc. 6.100%, due 07/15/40	45,000	56,876
		1,111,310
Media-non cable—0.11%
Gannett Co., Inc. 6.375%, due 10/15/23	100,000	108,500
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	100,000	94,625
Intelsat Luxembourg SA 7.750%, due 06/01/21	125,000	115,781
		318,906
Media-publishing—0.02%
The McClatchy Co. 9.000%, due 12/15/22	50,000	50,500
Metals & mining—0.38%
Alcoa, Inc. 5.125%, due 10/01/24	200,000	217,506
ArcelorMittal 7.000%, due 02/25/22[1,8]	125,000	140,963
7.750%, due 10/15/39[8]	100,000	107,250
Barrick Gold Corp. 3.850%, due 04/01/22	170,000	168,627
Steel Dynamics, Inc. 5.250%, due 04/15/23[1]	50,000	51,500
Teck Resources Ltd. 6.250%, due 07/15/41	125,000	119,434

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
TMS International Corp. 7.625%, due 10/15/21[3]	$150,000	$151,125
Vale Overseas Ltd. 4.375%, due 01/11/22[1]	95,000	91,632
		1,048,037
Oil & gas—0.18%
Petrobras Global Finance BV 3.250%, due 03/17/17	80,000	73,956
5.375%, due 01/27/21	190,000	168,669
Petroleos Mexicanos 3.500%, due 07/18/18	100,000	103,000
3.500%, due 01/30/23	110,000	107,492
Statoil ASA 4.800%, due 11/08/43	50,000	58,800
		511,917
Oil field equipment & services—0.10%
Pacific Drilling SA 5.375%, due 06/01/20[3]	250,000	198,906
SESI LLC 7.125%, due 12/15/21	50,000	50,125
Seventy Seven Energy, Inc. 6.500%, due 07/15/22	75,000	39,000
		288,031
Pharmaceuticals—0.41%
Capsugel SA 7.000%, due 05/15/19[3,9]	175,000	178,281
Celgene Corp. 4.000%, due 08/15/23	140,000	150,791
ConvaTec Healthcare SA 10.500%, due 12/15/18[3]	200,000	211,000
Endo Finance LLC & Endo Finco, Inc. 7.250%, due 01/15/22[3]	125,000	134,219
Mylan, Inc. 2.600%, due 06/24/18	100,000	101,571
Teva Pharmaceutical Finance Co. BV 2.400%, due 11/10/16	125,000	127,344
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	41,000	42,384
Valeant Pharmaceuticals International 7.000%, due 10/01/20[3]	175,000	183,750
		1,129,340
Railroads—0.08%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	110,000	129,368
6.150%, due 05/01/37	25,000	33,436
Norfolk Southern Corp. 3.250%, due 12/01/21	50,000	52,006
		214,810
Real estate investment trusts—0.14%
Boston Properties LP 3.800%, due 02/01/24	150,000	156,394
	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
ERP Operating LP 4.750%, due 07/15/20	$35,000	$38,782
Ventas Realty LP 3.500%, due 02/01/25	100,000	100,802
3.750%, due 05/01/24	90,000	92,360
		388,338
Retail-specialty—0.10%
Family Tree Escrow LLC 5.750%, due 03/01/23[3]	25,000	26,313
Michaels FinCo Holdings LLC/ Michaels FinCo, Inc. 7.500%, due 08/01/18[3,9]	10,000	10,225
Michaels Stores, Inc. 5.875%, due 12/15/20[3]	100,000	103,000
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[1,3]	60,000	62,850
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	60,000	66,911
		269,299
Software/services—0.05%
Xerox Corp. 3.800%, due 05/15/24	150,000	150,090
Technology-hardware—0.10%
Equinix, Inc. 5.375%, due 04/01/23	100,000	104,562
NCR Corp. 6.375%, due 12/15/23	75,000	79,313
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[3]	100,000	106,000
		289,875
Technology-software—0.13%
Epicor Software Corp. 8.625%, due 05/01/19	115,000	120,750
First Data Corp. 12.625%, due 01/15/21	200,000	239,000
		359,750
Telecom-wireless—0.13%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	40,608
Rogers Communications, Inc. 5.000%, due 03/15/44	140,000	156,709
Sprint Corp. 7.250%, due 09/15/21	175,000	178,391
		375,708
Telephone-integrated—0.46%
CenturyLink, Inc. 6.750%, due 12/01/23	125,000	141,172
Cogent Communications Group, Inc. 5.375%, due 03/01/22[3]	75,000	75,375
Frontier Communications Corp. 8.500%, due 04/15/20	125,000	141,250

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
Telephone-integrated—(concluded)
Motorola Solutions, Inc. 3.500%, due 03/01/23	$180,000	$180,352
Sprint Communications, Inc. 9.000%, due 11/15/18[3]	175,000	203,438
Verizon Communications, Inc. 1.991%, due 09/14/18[6]	80,000	83,363
6.400%, due 09/15/33	140,000	177,328
6.900%, due 04/15/38	40,000	53,228
Windstream Corp. 7.750%, due 10/01/21	225,000	227,250
		1,282,756
Textiles & apparel—0.02%
The William Carter Co. 5.250%, due 08/15/21	50,000	52,363
Tobacco—0.15%
Altria Group, Inc. 5.375%, due 01/31/44	75,000	88,430
9.950%, due 11/10/38	21,000	36,567
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[3]	130,000	131,876
Philip Morris International, Inc. 2.900%, due 11/15/21	150,000	153,652
		410,525
Transportation services—0.14%
FedEx Corp. 3.200%, due 02/01/25	90,000	91,053
3.875%, due 08/01/42	80,000	77,976
Navios Maritime Acquisition Corp./ Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[3]	75,000	75,000
Ryder System, Inc. 2.550%, due 06/01/19	140,000	141,381
		385,410
Total corporate bonds (cost—$23,036,386)		23,519,233
Non-US government obligations—0.24%
Chile Government International Bond 3.250%, due 09/14/21[1]	100,000	106,500
Mexico Government International Bond 4.000%, due 10/02/23	230,000	245,755
6.750%, due 09/27/34	30,000	40,575
Philippine Government International Bond 10.625%, due 03/16/25	80,000	130,200
Turkey Government International Bond 6.750%, due 04/03/18	120,000	132,900
Total non-US government obligations (cost—$640,774)		655,930
	Face amount	Value
Municipal bonds and notes—0.27%
California—0.15%
California (Build America Bonds) 7.550%, due 04/01/39	$180,000	$286,297
Los Angeles Unified School District (Build America Bonds) 6.758%, due 07/01/34	100,000	140,129
		426,426
Illinois—0.12%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Taxable Pension Funding, Series A, 6.899%, due 12/01/40	55,000	70,180
State of Illinois 5.877%, due 03/01/19	225,000	251,075
		321,255
Total municipal bonds and notes (cost—$687,800)		747,681
Short-term US government obligation—0.33%
US Treasury Bill 0.058%, due 05/28/15[11] (cost—$899,916)	900,000	899,941
Repurchase agreement—30.87%
Repurchase agreement dated 02/27/15 with State Street Bank and Trust Co., 0.000% due 03/02/15, collateralized by $39,193,595 Federal Home Loan Mortgage Corp. obligations, 2.080% due 10/17/22 and $49,474,554 Federal National Mortgage Association obligations, 2.200% due 10/17/22; (value—$87,414,928); proceeds: $85,700,000 (cost—$85,700,000)	85,700,000	85,700,000
	Shares
Investment of cash collateral from securities loaned—1.30%
Money market fund—1.30%
UBS Private Money Market Fund LLC[12] (cost—$3,620,395)	3,620,395	3,620,395
Total investments (cost—$271,492,230)—104.20%		289,275,756
Liabilities in excess of other assets—(4.20)%		(11,669,259)
Net assets—100.00%		$277,606,497

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 23.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,317,252
Gross unrealized depreciation	(2,533,726)
Net unrealized appreciation	$17,783,526

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
93	Russell 2000 Mini Index Futures	March 2015	$10,580,368	$11,453,880	$873,512
449	S&P 500 E-Mini Index Futures	March 2015	44,527,955	47,207,860	2,679,905
US Treasury futures buy contracts:
32	Ultra Long US Treasury Bond Futures	June 2015	5,310,876	5,385,000	74,124
129	US Treasury Note 10 Year Futures	June 2015	16,410,322	16,485,797	75,475
			$76,829,521	$80,532,537	$3,703,016
US Treasury futures sell contracts:
278	US Treasury Note 5 Year Futures	June 2015	33,086,069	33,160,188	(74,119)
					$3,628,897

Total return swap agreement10

Counterparty	Notional amount	Termination date	Payments made by the Fund[14]	Payments received by the Fund[13,14]	Upfront payments	Value	Unrealized appreciation
Morgan Stanley	$1,499,999	06/22/2015	3 month USD LIBOR	$—	$—	$6,804	$6,804

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of February 28, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$124,236,952	$827,820	$—	$125,064,772
Investment company	11,047,260	—	—	11,047,260
Preferred stock	—	5,013	—	5,013
US government obligations	—	16,966,238	—	16,966,238
Mortgage & agency debt securities	—	14,977,562	—	14,977,562
Collateralized mortgage obligation	—	65,434	—	65,434
Asset-backed securities	—	1,758,144	—	1,758,144
Commercial mortgage-backed securities	—	4,248,153	—	4,248,153
Corporate bonds	—	23,519,233	—	23,519,233
Non-US government obligations	—	655,930	—	655,930
Municipal bonds and notes	—	747,681	—	747,681
Short-term US government obligation	—	899,941	—	899,941
Repurchase agreement	—	85,700,000	—	85,700,000

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment of cash collateral from securities loaned	$—	$3,620,395	$—	$3,620,395
Futures contracts	3,703,016	—	—	3,703,016
Swap agreements	—	6,804	—	6,804
Total	$138,987,228	$153,998,348	$—	$292,985,576
Liabilities
Futures contracts	$(74,119)	$—	$—	$(74,119)

At February 28, 2015, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	94.9%
Canada	1.0
Luxembourg	0.5
United Kingdom	0.5
Curacao	0.5
Israel	0.5
British Virgin Islands	0.5
Netherlands	0.3
Bermuda	0.3
Mexico	0.2
Switzerland	0.1
Ireland	0.1
Cayman Islands	0.1
France	0.1
Croatia	0.1
Panama	0.1
Brazil	0.1
Turkey	0.1
Philippines	0.0	†
Chile	0.0	†
Liberia	0.0	†
Marshall Islands	0.0	†
Norway	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at February 28, 2015.

2  Amount represents less than 0.005%.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.83% of net assets as of February 28, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Cumulative preferred stock. The next call date is March 30, 2015.

5  Perpetual investment. The maturity date reflects the next call date.

UBS U.S. Allocation Fund

Portfolio of investments—February 28, 2015 (unaudited)

6  Variable or floating rate security. The interest rate shown is the current rate as of February 28, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

10  Illiquid investments as of February 28, 2015.

11  Rates shown are the discount rates at date of purchase.

12  Investment in affiliated company. See notes to financial statements for additional information.

13  Payment is based on the performance of the underlying IBOXX Liquid High Yield Index.

14  Payments made or received are based on the notional amount.

Portfolio acronyms

ADR  American Depositary Receipt

FDIC  Federal Deposit Insurance Corporation

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GS  Goldman Sachs

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities

February 28, 2015 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$182,171,835)[1]	$199,955,361
Investments in affiliated security, at value (cost—$3,620,395)	3,620,395
Repurchase agreement, at value (cost—$85,700,000)	85,700,000
Total investments in securities, at value (cost—$271,492,230)	$289,275,756
Cash	52,669
Cash collateral on futures	2,710,091
Receivable for investments sold	5,379,307
Receivable for shares of beneficial interest sold	29,994
Receivable for variation margin on futures contracts	3,630,780
Receivable for dividends and interest	554,018
Swap agreements, at value	6,804
Receivable for foreign tax reclaims	51
Other assets	31,837
Total assets	301,671,307
Liabilities:
Payable for investments purchased	16,781,698
Payable for cash collateral from securities loaned	3,620,395
Due to broker for futures contracts	3,040,156
Payable for shares of beneficial interest repurchased	301,197
Payable to affiliates	194,620
Payable for foreign withholding taxes	228
Accrued expenses and other liabilities	126,516
Total liabilities	24,064,810
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	284,928,954
Distributions in excess of net investment income	(150,159)
Accumulated net realized loss	(28,591,525)
Net unrealized appreciation	21,419,227
Net assets	$277,606,497
Class A
Net assets	$176,462,966
Shares outstanding	4,235,197
Net asset value per share	$41.67
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$44.10
Class C
Net assets	$74,890,196
Shares outstanding	1,841,871
Net asset value and offering price per share	$40.66
Class P
Net assets	$26,253,335
Shares outstanding	621,380
Net asset value and offering price per share	$42.25

1  Includes $17,415,671, of investments in securities on loan, at value plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations

For the six months ended February 28, 2015 (unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,012)	$646,108
Interest	759,770
Securities lending income (includes $198 earned from an affiliated entity)	8,774
Total income	1,414,652
Expenses:
Investment management and administration fees	667,162
Service fees–Class A	214,046
Service and distribution fees–Class C	363,644
Transfer agency and related services fees–Class A	71,491
Transfer agency and related services fees–Class C	32,052
Transfer agency and related services fees–Class P	6,558
Professional fees	81,775
Custody and accounting fees	46,663
Reports and notices to shareholders	37,743
State registration fees	23,199
Trustees' fees	11,612
Insurance expense	3,164
Other expenses	13,361
Total expenses	1,572,470
Net investment income	(157,818)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	12,556,975
Futures	3,464,974
Foreign currency transactions	(128)
Net realized gain	16,021,821
Net change in unrealized appreciation/depreciation of:
Investments	(5,128,738)
Futures	1,619,906
Swaps	6,804
Net change in unrealized appreciation/depreciation	(3,502,028)
Net realized and unrealized gain from investment activities	12,519,793
Net increase in net assets resulting from operations	$12,361,975

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the six months ended February 28, 2015 (unaudited)	For the year ended August 31, 2014
From operations:
Net investment income (loss)	$(157,818)	$443,580
Net realized gain	16,021,821	35,268,791
Net change in unrealized appreciation/depreciation	(3,502,028)	8,695,365
Net increase in net assets resulting from operations	12,361,975	44,407,736
Dividends to shareholders from:
Net investment income–Class A	(381,594)	(833,422)
Net investment income–Class P	(105,340)	(143,004)
Total dividends to shareholders	(486,934)	(976,426)
From beneficial interest transactions:
Net proceeds from shares sold	3,824,747	5,864,774
Cost of shares repurchased	(13,336,685)	(30,198,468)
Proceeds from dividends reinvested	439,095	883,567
Net decrease in net assets from beneficial interest transactions	(9,072,843)	(23,450,127)
Redemption fees	2,253	981
Net increase in net assets	2,804,451	19,982,164
Net assets:
Beginning of period	274,802,046	254,819,882
End of period	$277,606,497	$274,802,046
Accumulated undistributed (distributions in excess of) net investment income	$(150,159)	$494,593

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below :

	Class A
	Six months ended February 28, 2015	Years ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$39.87	$33.85	$30.13	$27.34	$24.16	$22.96
Net investment income[1]	0.01	0.13	0.16	0.15	0.25	0.32
Net realized and unrealized gains	1.88	6.06	3.72	2.94	3.34	1.47
Net increase from operations	1.89	6.19	3.88	3.09	3.59	1.79
Dividends from net investment income	(0.09)	(0.17)	(0.16)	(0.30)	(0.41)	(0.59)
Net asset value, end of period	$41.67	$39.87	$33.85	$30.13	$27.34	$24.16
Total investment return[2]	4.75%	18.35%	12.92%	11.42%	14.85%	7.75%
Ratios to average net assets:
Expenses	0.99%[3]	1.00%	1.03%	1.03%	1.02%	1.03%
Net investment income	0.06%[3]	0.35%	0.51%	0.53%	0.92%	1.30%
Supplemental data:
Net assets, end of period (000's)	$176,463	$175,249	$167,031	$173,218	$178,780	$190,007
Portfolio turnover	152%	240%	148%	150%	157%	138%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	Six months ended February 28, 2015	Years ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$38.97	$33.17	$29.60	$26.83	$23.70	$22.55
Net investment income (loss)[1]	(0.13)	(0.15)	(0.08)	(0.06)	0.04	0.13
Net realized and unrealized gains	1.82	5.95	3.65	2.89	3.28	1.43
Net increase from operations	1.69	5.80	3.57	2.83	3.32	1.56
Dividends from net investment income	—	—	—	(0.06)	(0.19)	(0.41)
Net asset value, end of period	$40.66	$38.97	$33.17	$29.60	$26.83	$23.70
Total investment return[2]	4.34%	17.49%	12.06%	10.59%	14.00%	6.90%
Ratios to average net assets:
Expenses	1.75%[3]	1.75%	1.79%	1.79%	1.77%	1.78%
Net investment income (loss)	(0.69)%[3]	(0.41)%	(0.25)%	(0.23)%	0.16%	0.55%
Supplemental data:
Net assets, end of period (000's)	$74,890	$74,707	$68,735	$70,215	$74,702	$79,561
Portfolio turnover	152%	240%	148%	150%	157%	138%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P3
	Six months ended February 28, 2015	Years ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$40.45	$34.32	$30.54	$27.72	$24.51	$23.29
Net investment income[1]	0.07	0.24	0.26	0.24	0.34	0.41
Net realized and unrealized gains	1.89	6.15	3.76	2.97	3.37	1.49
Net increase from operations	1.96	6.39	4.02	3.21	3.71	1.90
Dividends from net investment income	(0.16)	(0.26)	(0.24)	(0.39)	(0.50)	(0.68)
Net asset value, end of period	$42.25	$40.45	$34.32	$30.54	$27.72	$24.51
Total investment return[2]	4.88%	18.71%	13.24%	11.74%	15.17%	8.13%
Ratios to average net assets:
Expenses	0.71%[4]	0.72%	0.75%	0.75%	0.73%	0.70%
Net investment income	0.34%[4]	0.63%	0.78%	0.81%	1.20%	1.63%
Supplemental data:
Net assets, end of period (000's)	$26,253	$24,846	$19,054	$18,911	$19,287	$24,955
Portfolio turnover	152%	240%	148%	150%	157%	138%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through February 28, 2015 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that investment is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that the market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Fund's holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the six months ended February 28, 2015.

At February 28, 2015, the Fund had the following derivatives categorized by underlying risk:

	Asset derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$149,599	$3,553,417	$3,703,016
	Liability derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$(74,119)	$—	$(74,119)

1  Futures contracts are reported in the table above using the cumulative appreciation (depreciation) as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received or paid, if any, is reported within the Statement of assets and liabilities.

Net realized and unrealized gains (losses) from derivative instruments during the period ended February 28, 2015, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[2]
Futures contracts	$858,541	$2,606,433	$3,464,974
Swap agreements	—	—	—
Total net realized gain (loss)	$858,541	$2,606,433	$3,464,974
Net change in unrealized appreciation/depreciation[3]
Futures contracts	$78,359	$1,541,547	$1,619,906
Swap agreements	—	6,804	6,804
Total net change in unrealized appreciation/depreciation	$78,359	$1,548,351	$1,626,710

2  The net realized gains (losses) are shown in the Statement of operations in net realized gains from futures and swaps.

3  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swaps.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

At February 28, 2015, derivative assets and liabilities (by type) on a gross basis were as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	3,703,016	(74,119)
Swap agreements	6,804	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	3,709,820	(74,119)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,703,016)	74,119
Total gross amount of assets and liabilities subject to MNA or similar agreements	6,804	0

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of February 28, 2015:

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
Morgan Stanley	6,804	—	—	6,804

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the Act and Rule 17d-1 thereunder.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions and investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options—The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return both based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearing house may be greater than the margin the Fund would be required to post in an un-cleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of payments that the

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the six months ended February 28, 2015, UBS Global AM did not waive any investment advisory and administration fees. At February 28, 2015, the Fund owed UBS Global AM $104,402 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2014. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the six months ended February 28, 2015, the Fund had no fee waivers/expense reimbursements subject to repayment.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

For the six months ended February 28, 2015, the Fund paid $220 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund's investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

Amounts relating to the investment of cash collateral from securities lending activities for the six months ended February 28, 2015 were as follows:

	Value at 08/31/14	Purchases during the six months ended 02/28/15	Sales during the six months ended 02/28/15	Value at 02/28/15	Net income earned from affiliate for the six months ended 02/28/15
UBS Private Money Market Fund LLC	$3,160,037	$26,123,797	$25,663,439	$3,620,395	$198

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended February 28, 2015, the Fund paid brokerage commissions to Morgan Stanley in the amount of $17,135.

During the six months ended February 28, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $20,750,070. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 28, 2015, the Fund owed UBS Global AM (US) $90,218 for service and distribution fees.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

UBS Global AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS Global AM (US) has informed the Fund that for the six months ended February 28, 2015, it earned $10,914 in initial sales charges on Class A shares and $11 in deferred sales charges on Class C shares.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended February 28, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $45,930 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund's lending agent.

At February 28, 2015, the Fund had securities on loan, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$17,415,671	$3,620,395	$14,230,029	$17,850,424	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed or advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the six months ended February 28, 2015.

Purchases and sales of securities

For the six months ended February 28, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $96,034,982 and $61,409,983, respectively.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

For the six months ended February 28, 2015, aggregate purchases and sales of US Government securities, excluding short-term securities, were $198,238,607 and $194,827,058, respectively.

Shares of beneficial interest

Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended February 28, 2015

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,067	$1,558,750	6,398	$249,468	49,324	$2,016,529
Shares repurchased	(207,867)	(8,323,570)	(81,713)	(3,183,399)	(44,673)	(1,829,716)
Dividends reinvested	8,548	340,057	—	—	2,457	99,038
Net increase (decrease)	(160,252)	$(6,423,331)	(75,315)	$(2,933,323)	7,108	$286,064

For the year ended August 31, 2014

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,390	$1,514,439	14,731	$532,836	97,534	$3,817,499
Shares repurchased	(599,696)	(22,422,152)	(169,455)	(6,184,645)	(42,280)	(1,591,671)
Dividends reinvested	20,541	740,713	—	—	3,913	142,854
Net increase (decrease)	(538,765)	$(20,167,000)	(154,724)	$(5,651,809)	59,167	$2,368,682

Redemption fees

Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount is paid to the Fund. The redemption fees, if any, retained by the Fund are disclosed in the Statement of changes in net assets. For the six months ended February 28, 2015, redemption fees for each class of the Fund represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee is calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2014 was as follows:

Distributions paid from:	2014
Ordinary Income	$976,426

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ended August 31, 2015.

UBS U.S. Allocation Fund

Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2014, the Fund had a pre-enactment net capital loss carryforward of $41,940,227. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and the full amount will expire in 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the fiscal year ended August 31, 2014, the Fund utilized $35,640,576 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 28, 2015 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended February 28, 2015, the Fund did not incur any interest or penalties. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended August 31, 2014, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Advisor and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2015. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 8, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 8, 2015